SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 13, 2002

                       Provident Financial Services, Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                       1-31566               42-1547151
(State or other jurisdiction      (Commission File No.)        (IRS Employer
of incorporation)                                            Identification No.)


Registrant's telephone number, including area code:  (201) 333-1000



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.           Other Events.

         On December 13th, December 17th and December 23rd, 2002, Provident Financial Services, Inc. issued press releases relating to litigation concerning The Provident Bank's Plan of Conversion. The press releases are filed as Exhibits 99.1, 99.2 and 99.3, respectively, to this report.

Item 7.           Financial Statements and Exhibits

                  The following Exhibits are filed as part of this report:

      Exhibit No.     Description

         99.1         Press Release Issued by Provident Financial Services, Inc.
                      on December 13, 2002

         99.2         Press Release Issued by Provident Financial Services, Inc.
                      on December 17, 2002

         99.3         Press Release Issued by Provident Financial Services, Inc.
                      on December 23, 2002




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              PROVIDENT FINANCIAL SERVICES, INC.


DATE:  December 23, 2002                 By:  /s/ Paul M. Pantozzi
                                              ----------------------------------
                                              Paul M. Pantozzi
                                              Chairman, Chief Executive Officer
                                              and President